                                                              Exhibit 10.66

                            ACCOUNT CONTROL AGREEMENT


PARTIES:

Pokagon Band of Potawatomi Indians ("Band")
Lakes Gaming, Inc. ("Lakes")
Firstar Bank of Minnesota, N.A.  ("Bank")

Background

         Lakes has granted Band a security interest pursuant to a Pledge and Security Agreement of near or even date (the "Security Agreement") in a securities account maintained by Bank for Lakes, and in all related property. The parties are entering into this agreement to perfect Band's security interest in that account and those assets.


                                    AGREEMENT

1.       The Account.

         Bank represents and warrants to Band that:

         a. Bank maintains account number (xxxxxxx) (the "Account") for Lakes under the name "Pokagon Collateral Account."

         b. Lakes has deposited $20,900,000 in the Account, subject to this Control Agreement.

         c. Lakes shall make such further deposits into the Account as may be required under the Agreements, including without limitation such amounts as are needed to maintain a $2,000,000 balance in the Account in accordance with ss. 8.2 of the Development Agreement.

         d. Bank does not know of any claim to or interest in the Account, except for claims and interests of the parties referred to in this Agreement.

2.       Definitions.

         a. The following terms shall have the indicated meanings:

         "AWARD" means the award of an arbitrator relating to the Account in an arbitration conducted in accordance with Article 14 of the Development Agreement.

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




         "BAND ACCOUNT" means a bank account in the name of the Band on which Lakes does not have signatory authority, which account is designated by the Band pursuant to ss. 13(a) of this Agreement to receive transfers from the Account on account of the Transition Loan and the Non-Gaming Acquisition Line of Credit and $900,000 of the Signing Fee.

         "BAND NOTIFICATION OF EXCLUSIVE CONTROL" means a Band Notification of Lakes Default or a Band Notification of Termination.

         "BAND NOTIFICATION OF LAKES DEFAULT" means notification by the Band to Bank that (a) a Manager Event of Default or a Lakes Event of Default has occurred under the Agreements and is continuing; (b) either (i) the time for Lakes to demand arbitration under the Agreements has expired, or (ii) Lakes timely demanded arbitration, and the arbitrator's award has found that a Manager Event of Default or a Lakes Event of Default has occurred; and (c) the Band is entitled to payment of the property in the Account to the extent specified therein. The Band Notification of Lakes Default shall be in the form attached hereto as Exhibit A.

         "BAND NOTIFICATION OF TERMINATION" means notification by the Band to Bank that (a) the Agreements have been terminated; (b) either (i) the time for Lakes to demand arbitration under the Agreements has expired, or (ii) Lakes timely demanded arbitration, and the arbitrator's award has confirmed that termination; and (c) the Band is entitled to payment from the property in the Account to the extent specified therein. The Band Notification of Termination shall be in the form attached hereto as Exhibit B.

         "BAND REPRESENTATIVES" means one or more persons designated by the Band in writing to give consents and receive notices on behalf of the Band under this Agreement.

         "COURT" means the United States District Court for the District in which the Gaming Site is located (or, if the Gaming Site has not been designated, for the Western District of Michigan - Southern Division), the United States Appeals for the Sixth Circuit, and the United States Supreme Court; or if Lakes or the Band delivers to the Bank the written opinion of their respective counsel that such federal courts lack jurisdiction, the courts of the State of Michigan.

         "DEVELOPMENT AGREEMENT" means the Development Agreement between Lakes and Band of even date herewith.


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

         "ENTERPRISE ACCOUNT" means a bank account in the name of the Band on which Lakes has signatory authority as agent for the Band pursuant to the Development Agreement, which account is designated by the Band and Lakes pursuant to ss. 13(b) of this Agreement to receive transfers from the Account on account of Development Expenditures with regard to the Facility or the Enterprise.

         "ENTITLEMENT ORDER" means a notification to Bank from Lakes or the Band directing the Bank to transfer or redeem any securities, property, cash or other property in the Account.

         "FINAL ORDER" means an order, judgment or decree of a Court entered after notice and hearing (a) enjoining transfer of property in the Account, or (b) mandating compliance with, or otherwise enforcing, an Award, provided that the time for appeal from any such Order has expired or, if the Band has taken an appeal from such order, that the appeal has been denied and the Order is now final.

         "JOINT NOTICE" means notification by the Band and Lakes to Bank that the Account shall be terminated, and directing the Bank to liquidate the property in the Account and deliver the proceeds thereof as directed in the Joint Notice. The Joint Notice shall be in the form attached hereto as Exhibit C.

         "LAKES DRAW REQUEST" means notification by Lakes to the Bank, prior to receipt by Bank of a Band Notification, to transfer funds from the Account, which notification shall be in the form of Exhibit D-1 (as to transfers to the Band Account) or D-2 (as to transfers to the Enterprise Account).

         "ORDER" means an order, judgment or decree of a Court entered after notice and hearing (a) enjoining transfer of property in the Account, or (b) mandating compliance with, or otherwise enforcing, an Award.

         b. Capitalized terms used herein without definition have the meanings assigned to them in the Development Agreement.

3.       Control by Band.

         Bank will comply with Entitlements Orders as follows:

         a. Prior to receipt by Bank of a Band Notification of Exclusive Control. Prior to receipt by Bank of a Band Notification of Exclusive Control, Bank shall transfer funds from the Account in accordance with a Lakes Draw Request if the Band gives its prior written consent to such request. Such consent shall be in the form attached as Exhibit E.

         b. Joint Notice. After receipt by Bank of a Joint Notice, Bank shall liquidate the property in the Account and transfer the proceeds thereof, and all interest, dividends and other income thereon, in accordance with the directions in such Joint Notice.

         c. Band Notification of Exclusive Control. After receipt by Bank of a Band Notification of Exclusive Control, Bank shall:

                  i. immediately cease complying with Entitlement Orders or other directions concerning the Account originated by Lakes, whether pursuant to a Lakes Draw Request or otherwise;

                  ii. immediately cease purchasing or selling securities in the Account or making any distributions from the Account, except with the prior written consent of Band;

                  iii. immediately cease distributing to Lakes interest and dividends on property in the Account; and

                  iv.      not less than thirty (30) nor more than forty-five
                           (45) days after receipt by Bank of a Band
                           Notification of Exclusive Control, and unless otherwise enjoined by an Order, liquidate all property in the Account and transfer the proceeds thereof and all interest, dividends and other income thereon to the Band Account, or such other account as the Band may direct in writing.

         d.       Award. Bank shall comply with any Award not less than thirty
                  (30) nor more than forty-five (45) days after receipt by Bank of a copy of the Award, unless enjoined by an Order of Court.

         e. Order; Final Order. Bank shall comply with any Order or Final Order; provided that Bank shall not distribute property out of the Account without the Band's written consent except pursuant to a Final Order.

4.       Lakes's Rights in Account.

         a. Until Bank receives a Band Notice of Exclusive Control, Bank may distribute to Lakes all interest and regular cash dividends on property in the Account.

                  Bank shall not distribute any other property in the Account, including without limitation securities or the proceeds of the sale of any securities, to or at the direction of Lakes except to the extent provided in ss. 3.

         b. Until Bank receives a Band Notice of Exclusive Control, Lakes may direct the investment of all property in the Account in accordance with ss. 8.2 of the Development Agreement, provided that (a) property in the Account shall not include equities, swaps, derivatives or commodities; (b) no instruments, certificated securities or financial assets, as defined in the Minnesota Uniform Commercial Code, shall be held in the name of Lakes, and all such assets shall be held in the name of the Account; and (c) any cash balances shall be invested in money market or other financial assets, unless needed to make distributions in accordance with this Agreement. Subject to that limitation, Bank may rely conclusively on Lakes' direction as to investment of property in the Account unless and until Bank receives a Band Notice of Exclusive Control.

         c. Bank will not comply with any Entitlement Order originated by Lakes that would require Bank to violate this Agreement.

5. Priority of Bank's Security Interest; Bank's Fees and Expenses; No Third Party Entitlement Orders.

         a. Bank subordinates in favor of Band any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that Bank will retain its prior lien on property in the Account to secure payment for property purchased for the Account, normal commissions and fees for the Account, and its reasonable fees (including attorneys fees) and expenses relating to the Account. Bank is authorized to deduct such commissions, fees and expenses from the Account. To the extent that the property in the Account is not sufficient to pay such commissions, fees and expenses, the Band and Lakes jointly and severally agree to pay such to Bank promptly on demand.

         b. Bank will not agree with any third party that Bank will comply with Entitlement Orders originated by the third party with regard to the Account or property in the Account.

6.       Statements, Confirmations and Notices of Adverse Claims.

         a. Bank will send copies of all statements and confirmations for the Account simultaneously to Lakes and Band. Bank will use reasonable efforts promptly to notify Band and Lakes if any other person claims that it has a property interest in property in the Account and that it is a violation of that person's rights for anyone else to hold, transfer or deal with the property. Bank will also send the Band copies all other communications sent by Bank to Lakes relating to the Account, and shall furnish the Band with such other information concerning the Escrow Account as Band may reasonably request.

         b. Lakes shall send Band a copy of all communications sent by Lakes to Bank, including without limitation all Lakes Draw Requests; shall inform the Band of the nature and terms of the financial instruments in which the escrowed funds are invested; and shall furnish the Band with such other information concerning the Account as Band may request.

         c. The Band shall send Lakes a copy of all communications sent by the Band to Bank relating to the Account.

7.       Bank's Responsibility.

         a. Except for permitting a withdrawal, delivery or payment in violation of ss.ss. 3 or 4, Bank will not be liable to Band for complying with Entitlement Orders from Lakes that are received by Bank before Bank receives a Band Notice of Exclusive Control.

         b. Bank will not be liable to Lakes for complying with a Band Notice of Exclusive Control or with Entitlement Orders originated by Band after receipt by the Bank of a Band Notice of Exclusive Control, even if Lakes notifies Bank that Band is not legally entitled to issue the Entitlement Order or the Band Notice of Exclusive Control, unless Bank takes the action after it is served with an Award or Order enjoining or prohibiting compliance with an Entitlement Order of the Band, and had a reasonable opportunity to act on the Award or Order.

         c. Bank shall incur no liability hereunder except for its willful misconduct or gross negligence so long as it shall have acted in good faith.

         d. In the event that a dispute arises as to the Account, Bank may liquidate the property in the Account and deposit the proceeds thereof with the Clerk of the United States District Court for the Western District of Michigan, Southern Division, and may interplead the parties hereto. Upon so depositing such documents and money and filing its complaint and interpleader, Bank shall be released from all liability under the terms hereof as to the money so deposited.

         e. Bank shall have no responsibility for the genuineness or validity of any notices, certificate, securities, documents or other things deposited with it and shall be fully protected in acting in accordance with any written instructions given to it hereunder and reasonably believed by it to have been signed by the proper person, party or parties. Bank can rely conclusively on the opinion of counsel to the Band, or the opinion of its own counsel, as to the expiration of the time for appeal, denial of appeal or finality of an Order; provided that nothing in this Agreement shall waive or impair any claim, if any, of Lakes against counsel issuing such opinion.



         f. Bank is expressly authorized to comply with and obey any and all Orders and Final Orders relating to the Account, provided that Bank does not distribute property from the Account without the Band's written consent except pursuant to a Final Order; and in case the Bank so obeys or complies with any such Order or Final Order it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance.

         g. Without limiting the provisions of ss. 7(c) above, the Bank shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Bank (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

         h. This Agreement does not create any obligation of Bank except for those expressly set forth in this Agreement. In particular, Bank need not investigate whether Band is entitled under Band's agreements with Lakes to give an Entitlement Order or a Band Notice of Exclusive Control.

         i. The Account shall be maintained in the name of "Pokagon Collateral Account" on the books of the Bank unless the Band otherwise consents in writing.

8.       Termination; Survival.

         a. Band may terminate this Agreement by notice to Bank and Lakes. Bank may terminate this Agreement on 60 days' notice to Band and Lakes.

         b. If Band notifies Bank that Band's security interest in the Account has terminated, this Agreement will immediately terminate.

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


         c. Section 7, "Bank's Responsibility," will survive termination of this Agreement.

9.       Financial Assets.

         All property credited to the Account will be treated as financial assets and investment property under Articles 8 and 9 of the Minnesota Uniform Commercial Code.

10.      Successors and Assigns.

         A successor to or assignee of Band's rights and obligations under the Development Agreement will succeed to Band's rights and obligations under this Agreement.

11.      Band's Waiver of Sovereign Immunity and Consent to Suit.

         The Band expressly waives its sovereign immunity from suit for the purpose of permitting or compelling arbitration in disputes under or relating to this Agreement, and consents to be sued in a Court for the purpose of compelling arbitration or enforcing any arbitration award or judgment arising out of this Agreement; provided that such consent is limited to enforcement of awards or judgments relating to the Band's interest in the Account. If the United States District Court lacks jurisdiction, the Band consents to be sued in the Michigan State Court system for the same limited purposes. The Band waives any requirement of exhaustion of tribal remedies. Without in any way limiting the generality of the foregoing, the Band expressly authorizes any governmental authorities who have the right and duty under applicable law to take any action authorized or ordered by any such court, to give effect to any judgment entered; provided, however, that in no instance shall enforcement of any kind whatsoever be allowed against any assets of the Band other than the Band's interest in the Account.

12.      Notice.

         a. Except as provided in ss. 12(b), any notice required to be given pursuant to this Agreement shall be delivered to the appropriate party by Certified Mail Return Receipt Requested or by overnight mail or courier service, to the following addresses:

                  If to the Band:

                  Pokagon Band of Potawatomi Indians
                  53237 Townhall Road
                  Dowagiac, MI 49047
                  Attn:  Chairman, Tribal Council

                  with a copy to:

                  S. Eric Marshall, Esq.
                  1318 Mishawaka Avenue
                  South Bend, Indiana 46615
                  and to:

                  Daniel Amory, Esq.
                  Drummond Woodsum & MacMahon
                  P.O. Box 9781
                  Portland, ME 04104-5081

                  and to:

                  Robert Gips, Esq.
                  Gips and Associates
                  71 Myrtle Avenue, Suite 2000
                  South Portland, ME 04106

                  If to Lakes:

                  Lakes Gaming, Inc.
                  130 Cheshire Lane
                  Minnetonka, MN 55305
                  Telecopy:  612-449-9353

                  with a copy to:

                  Douglas S. Twait, Esq.
                  Johnson Hamilton Quigley Twait & Foley, PLC
                  First National Bank Building
                  Suite W1450
                  Saint Paul, MN 55101-1314

                  if to Bank:

                  Firstar Bank of Minnesota, N.A.
                  101 East Fifth Street
                  St. Paul, MN 55101
                  attn:  Frank P. Leslie
                  Telecopy:  651-229-6415

         b. Any consent by the Band to a Lakes Draw Request may be sent either as provided in ss. 12(a) or by telecopy addressed to the Bank and Lakes at the telecopy numbers set forth above. Copies of such consents need not be sent to counsel.

         c. Any party may change any address or telecopy number by written notice to all parties.

         d. Any notice shall be deemed given three days following deposit in the United States mail, one day following delivery to an overnight delivery service, on oral confirmation of receipt of a telecopy, or upon actual delivery, whichever first occurs.

13.      Designation of Accounts.

         a. Band Account. The Band shall designate the Band Account by written notice to Bank.

         b. Enterprise Account. The Band and Lakes shall designate the Enterprise Account by written notice to Bank.

         c. Change in Account Designations. The Band may change the designation of the Band Account by written notice to Bank and Lakes. The Band and Lakes may change the designation of the Enterprise Account by written notice to Bank.

         d. Funds Wire Transferred. All transfers from the Account to the Band Account shall be by wire transfer to the accounts designated in this Agreement in accordance with written wire transfer instructions from the Band, subject to change in accordance with ss. 13(c).

14. Action or Consents by Band.

         a. Any action to be taken by the Band may be taken by the Pokagon Council on behalf of the Band.

         b. Any consent or other notification to be given by the Band may be given by any Band Representative. Lakes and Bank shall be entitled to rely conclusively upon any written communication signed by a Band Representative.

15.      Arbitration.

         All disputes under or relating to this Agreement shall be subject to arbitration in accordance with Article 14 of the Development Agreement.

16.      Miscellaneous.

         a. This Agreement and the Account will be governed by the internal laws of the State of Minnesota. Bank and Lakes may not change the law governing the Account without Band's express written agreement.

         b. This Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

         c. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

         d. The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

         e. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         f. Lakes agrees to indemnify and hold the Band harmless against all costs, expenses and fees (i) charged by the Bank against the Account on or after a Manager Event of Default, or (ii) which the Band pays Bank under ss. 5(a) of this Agreement.

         g. All income on property in the Account shall be for the account of Lakes. Lakes certifies that its IRS identification number is 41-1913991, and agrees that income on the property in the Account shall be reported in its name.

         h. To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

         i. The parties agree that Bank is a "securities intermediary" for purposes of Articles 8 and 9 of the Uniform Commercial Code, as adopted in Minnesota, and that Minnesota is the "securities intermediary's jurisdiction" for all purposes under those Articles with regard to the Control Agreement.

         j. This Agreement may be executed in counterparts, all of which together shall constitute one original.

         Each party acknowledges and agrees to be bound by the instructions and terms and conditions contained herein.


Dated as of July 8, 1999

THE POKAGON BAND OF POTAWATOMI            LAKES GAMING, INC.
INDIANS


By:   /s/ John Miller                     By:  /s/ Timothy J. Cope
   ---------------------------------         -----------------------------------
Its: Council Chairman                     Its: Chief Financial Officer
                                              ----------------------------------


By:   /s/ Kevin Daugherty
   ---------------------------------
Its: Secretary



FIRSTAR BANK OF MINNESOTA, N.A.


By:   /s/ Illegible
   ---------------------------------
Its:  Vice President

                                    EXHIBIT A
                       BAND NOTIFICATION OF LAKES DEFAULT

TO:      Firstar Bank of Minnesota, N.A.
         101 East Fifth Street
         St. Paul, MN 55101
         attn:  Frank P. Leslie

         RE: DEFAULT UNDER CERTAIN AGREEMENTS BY AND BETWEEN THE POKAGON BAND OF THE POTAWATOMI INDIANS (THE "BAND") AND LAKES GAMING, INC. ("LAKES")

Dear Sir:

(Note: Capitalized terms used herein without definition shall have the meanings assigned to them in a certain Control Agreement (the "Control Agreement") dated as of July 8, 1999 by and among the Band, Lakes and Firstar Bank of Minnesota, N.A . ("Bank").)

         Notice is hereby given to you under the Control Agreement that:

         (a) a Manager Event of Default or a Lakes Event of Default has occurred under the Agreements and is continuing;

         (b)      either

                  (i) the time for Lakes to demand arbitration under the Agreements has expired, or

                  (ii) Lakes timely demanded arbitration, and the arbitrator's award has found that a Manager Event of Default or a Lakes Event of Default has occurred; and

         (c) the Band is entitled to payment of the property in the Account as provided herein.

         You are hereby directed to:

                  i. immediately cease complying with Entitlement Orders or other directions concerning the Account originated by Lakes, whether pursuant to a Lakes Draw Request or otherwise;

                  ii. immediately cease purchasing or selling securities in the Account or making any distributions from the Account, except with the prior written consent of Band;

                  iii. immediately cease distributing to Lakes interest and dividends on property in the Account; and

                  iv.      not less than thirty (30) nor more than forty-five
                           (45) days after your receipt hereof, and unless otherwise enjoined by an Order, liquidate all property in the Account and transfer the proceeds thereof and all interest, dividends and other income thereon to the following account by wire transfer:

                  Amount:          The entire proceeds of the Account
         (indicate which is
                 applicable)                  or

                                   $
                                    ---------------------------

                  Wire to:

                  Account Number:
                                    ---------------------------
                  Bank:
                                    ---------------------------
                  ABA Number:
                                    ---------------------------
                  Reference:
                                    ---------------------------

Dated:             ,
        -----------  ------                   THE POKAGON BAND OF POTAWATOMI
                                              INDIANS


                                              By:
                                                 ------------------------------
                                              Its: Council Chairman




                                              By:
                                                 ------------------------------
                                              Its: Secretary

                                    EXHIBIT B
                        BAND NOTIFICATION OF TERMINATION


TO:      Firstar Bank of Minnesota, N.A.
         101 East Fifth Street
         St. Paul, MN 55101
         attn:  Frank P. Leslie

         RE: TERMINATION OF CERTAIN AGREEMENTS BY AND BETWEEN THE POKAGON BAND OF THE POTAWATOMI INDIANS (THE "BAND") AND LAKES GAMING, INC. ("LAKES")

Dear Sir:

(Note: Capitalized terms used herein without definition shall have the meanings assigned to them in a certain Control Agreement (the "Control Agreement") dated as of July 8, 1999 by and among the Band, Lakes and Firstar Bank of Minnesota, N.A . ("Bank").)

         Notice is hereby given to you under the Control Agreement that:

         (a)      the Agreements have been terminated;

         (b)      either

                  (i) the time for Lakes to demand arbitration under the Agreements has expired, or

                  (ii) Lakes timely demanded arbitration, and the arbitrator's award has confirmed that termination; and

         (c) the Band is entitled to payment of the property in the Account as provided herein.

         You are hereby directed to:

                  i. immediately cease complying with Entitlement Orders or other directions concerning the Account originated by Lakes, whether pursuant to a Lakes Draw Request or otherwise;

                  ii. immediately cease purchasing or selling securities in the Account or making any distributions from the Account, except with the prior written consent of Band;

                  iii. immediately cease distributing to Lakes interest and dividends on property in the Account; and

                  iv.      not less than thirty (30) nor more than forty-five
                           (45) days after your receipt hereof, and unless otherwise enjoined by an Order, liquidate all property in the Account and transfer the proceeds thereof and all interest, dividends and other income thereon to the following account by wire transfer:

                  Amount:                   The entire proceeds of the Account
         (indicate which is
                 applicable)                               or

                                            $
                                              -------------------------------

                  Wire to:


                  Account Number:
                                    ---------------------------
                  Bank:
                                    ---------------------------
                  ABA Number:
                                    ---------------------------
                  Reference:
                                    ---------------------------


Dated:             ,
        -----------  ------                   THE POKAGON BAND OF POTAWATOMI
                                              INDIANS


                                              By:
                                                 ------------------------------
                                              Its: Council Chairman




                                              By:
                                                 ------------------------------
                                              Its: Secretary

                                    EXHIBIT C
                                  JOINT NOTICE


To:      Firstar Bank of Minnesota, N.A.
         101 East Fifth Street
         St. Paul, MN 55101
         attn:  Frank P. Leslie

         RE: JOINT NOTICE OF TERMINATION OF CERTAIN AGREEMENTS BY AND BETWEEN THE POKAGON BAND OF THE POTAWATOMI INDIANS (THE "BAND") AND LAKES GAMING, INC. ("LAKES")

(Note: Capitalized terms used herein without definition shall have the meanings assigned to them in a certain Control Agreement (the "Control Agreement") dated as of July 8, 1999 by and among the Band, Lakes and Firstar Bank of Minnesota, N.A. ("Bank").)

Dear Sir:

         Notice is hereby given to you that the Agreements have been terminated.

         You are hereby directed to liquidate all property in the Account and transfer the proceeds as follows:

                  1.       $                  of said proceeds shall be
                            -----------------
                           transferred to the following account by wire transfer:

                           Account Number:
                                             ---------------------------
                           Bank:
                                             ---------------------------
                           ABA Number:
                                             ---------------------------
                           Reference:
                                             ---------------------------

                  2.       $                  of said proceeds shall be
                            -----------------
                           transferred to the following account by wire transfer:

                           Account Number:
                                             ---------------------------
                           Bank:
                                             ---------------------------
                           ABA Number:
                                             ---------------------------
                           Reference:
                                             ---------------------------

Dated:             ,
        -----------  ------


THE POKAGON BAND OF POTAWATOMI               LAKES GAMING, INC.
INDIANS


By:                                          By:
   ------------------------------               ----------------------------
Its: Council Chairman                        Its:
                                                 ---------------------------


By:
   ------------------------------
Its: Secretary

                                   EXHIBIT D-1
                 LAKES DRAW REQUEST (TRANSFERS TO BAND ACCOUNT)


To:      Firstar Bank of Minnesota, N.A.
         101 East Fifth Street
         St. Paul, MN 55101
         attn:  Frank P. Leslie

         RE:      DRAW BY LAKES GAMING, INC., UNDER CONTROL AGREEMENT

Dear Sir:

(Note: Capitalized terms used herein without definition shall have the meanings assigned to them in a certain Control Agreement (the "Control Agreement") dated as of July 8, 1999 by and among the Band, Lakes and Firstar Bank of Minnesota, N.A . ("Bank").)

         Pursuant to ss. 3(a) of the Control Agreement, you are hereby directed to wire transfer, as soon as is practicable after receipt of the Consent of the Band, but within not more than two business days after your receipt thereof, the following sum:

         $
          -----------------

from the Account to the Band Account as designated by the Band pursuant to ss. 13(a) of the Control Agreement.


Dated:             ,
        -----------  ------

                                          LAKES GAMING, INC.


                                          By:
                                              ------------------------------
                                          Its:
                                              ------------------------------


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



                                   EXHIBIT D-2
              LAKES DRAW REQUEST (TRANSFERS TO ENTERPRISE ACCOUNT)


To:      Firstar Bank of Minnesota, N.A.
         101 East Fifth Street
         St. Paul, MN 55101
         attn:  Frank P. Leslie

         RE:      DRAW BY LAKES GAMING, INC., UNDER CONTROL AGREEMENT

Dear Sir:

(Note: Capitalized terms used herein without definition shall have the meanings assigned to them in a certain Control Agreement (the "Control Agreement") dated as of July 8, 1999 by and among the Band, Lakes and Firstar Bank of Minnesota, N.A . ("Bank").)

         Pursuant to ss. 3(a) of the Control Agreement, you are hereby directed to wire transfer, as soon as is practicable after receipt of the Consent of the Band, but within not more than two business days after your receipt thereof, the following sum:

         $
          ---------------

from the Account to the Enterprise Account as designated by the Band and Lakes pursuant to ss. 13(b) of the Control Agreement.


Dated:             ,
        -----------  ------

                                           LAKES GAMING, INC.


                                           By:
                                              ------------------------------
                                          Its:
                                              ------------------------------


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


                                    EXHIBIT E
                       BAND CONSENT TO LAKES DRAW REQUEST


To:      Firstar Bank of Minnesota, N.A.
         101 East Fifth Street
         St. Paul, MN 55101
         attn:  Frank P. Leslie

         RE:      BAND CONSENT TO DRAW BY LAKES GAMING, INC., UNDER CONTROL
                  AGREEMENT

Dear Sir:

(Note: Capitalized terms used herein without definition shall have the meanings assigned to them in a certain Control Agreement (the "Control Agreement") dated as of July 8, 1999 by and among the Band, Lakes and Firstar Bank of Minnesota, N.A . ("Bank").)

         Pursuant to ss. 3(a) of the Control Agreement, you are hereby notified
that the Band consents to the Draw by Lakes dated                        , a
copy of which is attached.


Dated:
      -------------------------


                                     ------------------------------------

                         Print name:
                                     ------------------------------------
                                     Band Representative, duly authorized



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